Exhibit 10.48

Confidential Treatment Requested by Tesla, Inc.

AMENDMENT NO. 5
TO
AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 27, 2018, is entered into by and among TESLA 2014 WAREHOUSE SPV LLC, a Delaware limited liability company (the “Borrower”), TESLA FINANCE LLC, a Delaware limited liability company (“TFL”), the Lenders party hereto, the Group Agents party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as paying agent (the “Paying Agent”) and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Amended and Restated Loan and Security Agreement, dated as of August 17, 2017, as amended on October 18, 2017, as further amended on March 23, 2018, as further amended on May 4, 2018, as further amended on August 16, 2018 (the “Loan Agreement”) among the Borrower, TFL, the Lenders party thereto, the Group Agents party thereto, the Administrative Agent and the Paying Agent.  Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement as amended hereby.

WHEREAS, the Borrower, the Lenders, the Group Agents, the Paying Agent and the Administrative Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Group Agents, the Paying Agent and the Administrative Agent agree as follows:

1.Amendments to Loan Agreement.  Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)Section 1.01 of the Loan Agreement is hereby amended by deleting in its entirety the following definitions (i) “Finco Administrative Agent”, (ii) “Finco Borrower”, (iii)“Finco Commitment”, (iv)“Finco Facility Limit”, (v) “Finco Group Agent”, (vi) “Finco Lender”, (vii) “Finco Loan” (viii) “Finco Loan Balance”, (ix) “Finco Paying Agent”, (x) “Finco Transaction Documents” and (xi) “Finco Warehouse Agreement”.

(b)Section 1.01 of the Loan Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“2018 Administrative Agent” shall mean the “Administrative Agent,” as such term is defined in the 2018 Warehouse Agreement.

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Confidential Treatment Requested by Tesla, Inc.

“2018 Borrower” shall mean LML 2018 Warehouse SPV, LLC.

“2018 Borrower Default” shall mean the occurrence of any “Event of Default”, as such term is defined in the 2018 Warehouse Agreement.

“2018 Facility Limit” shall mean the “Facility Limit,” as such term is defined in the 2018 Warehouse Agreement.

“2018 Group Agent” shall mean a “Group Agent,” as such term is defined in the 2018 Warehouse Agreement.

“2018 Loan Balance” shall mean the “Loan Balance,” as such term is defined in the 2018 Warehouse Agreement.

“2018 Paying Agent” shall mean the “Paying Agent,” as such term is defined in the 2018 Warehouse Agreement.

“2018 Transaction Documents” shall mean the “Transaction Documents,” as such term is defined in the 2018 Warehouse Agreement.

“2018 Warehouse Agreement” shall mean the Loan and Security Agreement, dated as of December 27, 2018, among the 2018 Borrower, TFL, the 2018 Administrative Agent and the lenders and group agents party thereto, as the same may be amended from time to time.

(c)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Retention Requirements” to read as follows:

“Retention Requirements” shall mean each of: (a) Article 405 of the CRR, together with (i) the Commission Delegated Regulation (EU) 625/2014 of 13 March 2014 and any regulatory technical standards, implementing technical standards or related documents published by the European Banking Authority, European Central Bank (or any other successor or replacement agency or authority) and any delegated regulations of the European Commission; and (ii) to the extent informing the interpretation of Article 405 of the CRR, the guidelines and related documents previously published in relation to the preceding European Union risk retention legislation by the European Banking Authority (and/or its predecessor, the Committee of European Banking Supervisors); (b) Article 17 of the AIFMD, as supplemented by Article 51 of the AIFM Regulation; (c) Article 254 Commission Delegated Regulation (EU) 2015/35 (the Solvency II Regulation), (d) in relation to each of the foregoing, any guidance published in relation thereto and any implementing laws or regulations in force in any Member State of the European Union and (e) in each case, any law or regulation superseding or replacing such requirements (or regulatory guidance published in relation thereto).

(d)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Transaction Documents” to read as follows:

“Transaction Documents” shall mean the Trust Agreement, the Warehouse SUBI Supplement, the Warehouse SUBI Servicing Agreement, the [***] Subservicing Agreement, the eVault Letter Agreement, the Warehouse SUBI Sale Agreement, this Agreement, the Collateral

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Confidential Treatment Requested by Tesla, Inc.

Agency and Security Agreement, the Fee Letter, each Loan Request, each Settlement Statement, each Notice of Warehouse SUBI Lease Allocation, each Interest Rate Hedge and each other agreement, report, certificate or other document delivered by any Tesla Party, Tesla, Inc. or TFL pursuant to or in connection with this Agreement.  For the avoidance of doubt, the 2018 Transaction Documents shall not constitute Transaction Documents under this Agreement.

(e)Section 2.11(a) of the Loan Agreement is hereby amended by:

(i)Deleting the lead-in in its entirety and inserting in lieu thereof a new lead-in reading in its entirety as follows:

“So long as no Default or Event of Default shall have occurred and be continuing, TFL may, at the written directions of the Borrower and , the 2018 Borrower, increase the Maximum Facility Limit subject to the following terms and conditions:”

(ii)Deleting clause(i) in its entirety and inserting in lieu thereof a new clause (i) reading in its entirety as follows:

“(i)TFL shall send a written notice (such notice, “Maximum Facility Limit Increase Notice”) to the Administrative Agent (who shall forward the same to the Group Agents) and the 2018 Administrative Agent, which notice shall specify:

(A)the amount by which the Maximum Facility Limit is proposed to be increased (the “Maximum Facility Limit Increase Amount”);

(B)the date on which such increase is proposed to occur (the “Maximum Facility Limit Increase Date”), which Maximum Facility Limit Increase Date shall be not less than thirty (30) days after the date of such Maximum Facility Limit Increase Notice; and

(C)the amount of the Maximum Facility Limit Increase Amount to be allocated to the Facility Limit and the 2018 Facility Limit.”

(f)Section 2.11(b) of the Loan Agreement is hereby amended by deleting Section 2.11(b) in its entirety and inserting in lieu thereof a new Section 2.11(b) reading in its entirety as follows:

“(b)TFL may, at the written directions of the Borrower and the 2018 Borrower, reduce the Maximum Facility Limit subject to the following terms and conditions:

(i)TFL shall send a written notice (such notice, “Maximum Facility Limit Reduction Notice”) signed by an Authorized Signatory to the Administrative Agent (who shall forward the same to the Group Agents) and the 2018 Administrative Agent, which notice shall specify:

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Confidential Treatment Requested by Tesla, Inc.

(A)the amount by which the Maximum Facility Limit is proposed to be reduced (the “Maximum Facility Limit Reduction Amount”); provided that, the resulting Maximum Facility Limit after taking into account the Maximum Facility Limit Reduction Amount shall not be less than the sum of the Loan Balance and the 2018 Loan Balance on the Maximum Facility Limit Reduction Date;

(B)the date on which such reduction is proposed to occur (the “Maximum Facility Limit Reduction Date”), which Maximum Facility Limit Reduction Date shall be not less than five (5) Business Days after the date of such Maximum Facility Limit Reduction Notice; and

(C)the amount of the Maximum Facility Limit Reduction Amount that shall reduce the Facility Limit and the 2018 Facility Limit, respectively, provided that the Facility Limit shall not be less than the Loan Balance on the Maximum Facility Limit Reduction Date.

(ii)On each Maximum Facility Limit Reduction Date, the Facility Limit will be reduced by the amount specified in the related Maximum Facility Limit Reduction Notice and each such reduction shall reduce each Lender’s Commitment by its ratable share (based on the Commitments of the Lenders) of the Maximum Facility Limit Reduction Amount.

(iii)No reduction in the Maximum Facility Limit shall occur if after giving effect to such reduction and any repayments of the Loan Balance, the Facility Limit will be less than the Loan Balance.

(iv)On each Maximum Facility Limit Reduction Date, the Administrative Agent shall update its books and records to reflect the updated Maximum Facility Limit, Facility Limit and Commitment of each Lender.”

(g)Section 2.12 of the Loan Agreement is hereby amended by deleting Section 2.12 in its entirety and inserting in lieu thereof a new Section 2.12 reading in its entirety as follows:

“(a)TFL may from time to time, at the written directions of the Borrower and the 2018 Borrower, reallocate the Maximum Facility Limit between the Facility Limit and the 2018 Facility Limit subject to the following terms and conditions:

(i)TFL shall send a written notice (such notice, “Maximum Facility Limit Reallocation Notice”) to the Administrative Agent (who shall forward the same to the Group Agents) and the 2018 Administrative Agent (who shall forward the same to the 2018 Group Agents), which notice shall specify:

(A)the amount of the Maximum Facility Limit that is to be allocated to the Facility Limit and the amount of the Maximum Facility Limit that is to be allocated to the 2018 Facility Limit; provided that, the sum of the Facility Limit and the 2018 Facility Limit shall be equal to the Maximum Facility Limit on the Maximum Facility Limit Reallocation Date (as defined below); and provided,

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Confidential Treatment Requested by Tesla, Inc.

further, that the Facility Limit shall not be less than the Loan Balance and the 2018 Facility Limit shall not be less than the 2018 Loan Balance; and

(B)the date on which such reallocation is proposed to occur (the “Maximum Facility Limit Reallocation Date”), which Maximum Facility Limit Reallocation Date shall be not less than ten (10) Business Days after the date of such Maximum Facility Limit Reallocation Notice.

(ii)On each Maximum Facility Limit Reallocation Date, the Facility Limit, and/or the 2018 Facility Limit will be increased or decreased, as applicable, by the amount specified in the related Maximum Facility Limit Reallocation Notice.

(iii)No reduction in the Facility Limit shall occur in connection with the reallocation of the Maximum Facility Limit if after giving effect to such reduction and any repayments of the Loan Balance, the Facility Limit will be less than the Loan Balance. On each Maximum Facility Limit Reallocation Date, the Administrative Agent shall update its books and records to reflect the updated Maximum Facility Limit, Facility Limit and Commitment of each Lender..

(iv)Except as provided in Section 2.12(b), TFL may not reallocate any portion of the 2018 Facility Limit to the Facility Limit without the prior written consent of all Group Agents.

(b)

In addition, on the Recommenced Borrowing Date and on each Payment Date occurring after the Recommenced Borrowing Date, the excess of the 2018 Facility Limit over the aggregate principal amount of the 2018 Loan Balance shall automatically be reallocated from the 2018 Facility Limit to the Facility Limit.

(h)Section 9.01 of the Loan Agreement is hereby amended by deleting the last sentence of Section 9.01 in its entirety and inserting in lieu thereof a new last sentence reading in its entirety as follows:

“The Administrative Agent shall at all times also be the 2018 Administrative Agent.”

(i)Section 9.11(a)(i) of the Loan Agreement is hereby amended by deleting Section 9.11(a)(i) in its entirety and inserting in lieu thereof a new Section 9.11(a)(i) reading in its entirety as follows:

“(i)The Administrative Agent may, upon at least thirty (30) days’ notice to the Borrower, the Servicer and each Group Agent, resign as Administrative Agent; provided it also resigns as the 2018 Administrative Agent.  Except as provided below, such resignation shall not become effective until a successor Administrative Agent is appointed by the Group Agents as a successor Administrative Agent and as a successor 2018 Administrative Agent and has accepted such appointment.  If no successor Administrative Agent shall have been so appointed by the Group Agents, within thirty (30) days after the departing Administrative Agent’s giving of notice of resignation, the departing Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Group Agents within

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Confidential Treatment Requested by Tesla, Inc.

sixty (60) days after the departing Administrative Agent’s giving of notice of resignation, the departing Administrative Agent may, on behalf of the Group Agents, petition a court of competent jurisdiction to appoint a successor Administrative Agent, which successor Administrative Agent shall be either (i) a commercial bank having a combined capital and surplus of at least $250,000,000 and short-term debt ratings of at least “A-1” from S&P and “P-1” from Moody’s or (ii) an Affiliate of such an institution, and in either case shall also be the 2018 Administrative Agent.

(j)Section 9.11(b)(iv) of the Loan Agreement is hereby amended by deleting Section 9.11(b)(iv) in its entirety and inserting in lieu thereof a new Section 9.11(b)(iv) reading in its entirety as follows:

“(iv)

Any successor Paying Agent hereunder, if other than the Borrower, shall be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York, in good standing, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of US $250,000,000, and in either case shall also be the 2018 Paying Agent.”

(k)Section 10.09 of the Loan Agreement is hereby amended by deleting the last sentence in its entirety and  inserting in lieu thereof a new last sentence reading in its entirety as follows:

“Each Group Agent shall also act in the same role as a group agent under the 2018 Warehouse Agreement.”

(l)Section 12.10(j) of the Loan Agreement is hereby amended by deleting Section 12.10(j) in its entirety and  inserting in lieu thereof a new Section 12.10(j) reading in its entirety as follows:

“(j)Limitation on Assignments and Participations. Notwithstanding anything to the contrary contained in the Transaction Documents, none of the Administration Agent, any Group Agent or any Lender may assign or participate all or any portion of its rights and obligations hereunder unless, contemporaneous with such assignment or participation, such Person makes a pro rata assignment or participation to the same assignee or participant, as the case may be, of the same rights and obligations under the 2018 Warehouse Agreement.”

2.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction or waiver of the following conditions precedent:

(a)the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment and each other document and certificate to be executed or delivered in connection with this Amendment;

(b)no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.; and

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Confidential Treatment Requested by Tesla, Inc.

(c)the Administrative Agent and each Group Agent shall have received such other documents, instruments and agreements as the Administrative Agent or such Group Agent may have reasonably requested.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants to the Administrative Agent, each Group Agent and each Lender as of the date hereof that:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)Upon the effectiveness of this Amendment, the Borrower hereby affirms that all representations and warranties made by it in Article IV of the Loan Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(c)As of the date hereof, no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.

4.Reference to and Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 1 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Loan Agreement and such documents, instruments and agreements are hereby ratified and confirmed.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses.  The Borrower agrees to pay all reasonable and actual costs, fees, and out‑of‑pocket expenses (including the reasonable attorneys’ fees, costs and expenses of Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent, the Group Agents and the

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Confidential Treatment Requested by Tesla, Inc.

Lenders) incurred by the Administrative Agent, each Group Agent and each Lender in connection with the preparation, review, execution and enforcement of this Amendment.

6.Consent to Amendment of Warehouse SUBI Servicing Agreement. By execution of this Amendment, the Borrower, the Administrative Agent and the Lenders hereby consent to Amendment No. 2 to Second Amended and Restated Warehouse SUBI Servicing Agreement, dated the date hereof, among Tesla Lease Trust, TFL, as Servicer, and Wells Fargo Bank, National Association, as Back-Up Servicer.

7.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

TESLA 2014 WAREHOUSE SPV LLC,
as Borrower

By:	/s/ Yaron Klein
Name:	Yaron Klein
Title:	Chief Financial Officer/Treasurer

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

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Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent

By:	/s/ Rosemary Cabrera
Name:	Rosemary Cabrera
Title:	Associate

By:	/s/ Diana Vasconez
Name:	Diana Vasconez
Title:	Assistant Vice President

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent, as a Group Agent and as a Committed Lender

By:	/s/ Brendon Girardi
Name:	Brendon Girardi
Title:	Director

By:	/s/ Kevin Fagan
Name:	Kevin Fagan
Title:	Vice President

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

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Confidential Treatment Requested by Tesla, Inc.

CITIBANK, N.A.,
as a Group Agent and as a Committed Lender

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

CAFCO, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

CHARTA, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

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Confidential Treatment Requested by Tesla, Inc.

CIESCO, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

CRC FUNDING, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

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Confidential Treatment Requested by Tesla, Inc.

ROYAL BANK OF CANADA,
as a Group Agent and as a Committed Lender

By:	/s/ Thomas C. Dean
Name:	Thomas C. Dean
Title:	Authorized Signatory

By:	/s/ Lisa Wang
Name:	Lisa Wang
Title:	Authorized Signatory

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

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Confidential Treatment Requested by Tesla, Inc.

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Michael Eaton
Name:	Michael Eaton
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Authorized Signatory

GIFS CAPITAL COMPANY LLC,
as a Conduit Lender

By:	/s/ Carey D. Fear
Name:	Carey D. Fear
Title:	Authorized Signer

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

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Confidential Treatment Requested by Tesla, Inc.

BARCLAYS BANK PLC,
as a Group Agent

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC,
as a Conduit Lender

By:	Barclays Bank PLC, as attorney-in-fact

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

Signature Page to Amendment No. 5 to Amended and Restated Loan and Security Agreement

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